UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-10401

Trust for Professional Managers
 (Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
 (Address of principal executive offices) (Zip code)

Adam Smith
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202
 (Name and address of agent for service)

(414) 765-6115
Registrant's telephone number, including area code

Date of fiscal year end: February 28, 2019

Date of reporting period:  August 31, 2018

Item 1. Reports to Stockholders.

Semi-Annual Report

August 31, 2018

CrossingBridge Long/Short Credit Fund

Institutional Class
(CCLIX)

Investment Adviser

CrossingBridge Advisors, LLC
427 Bedford Road
Suite 230
Pleasantville, New York 10570

Phone: 1-888-898-2780

Table of Contents

LETTER TO SHAREHOLDERS	3
EXPENSE EXAMPLE	7
INVESTMENT HIGHLIGHTS	9
SCHEDULE OF INVESTMENTS	11
SCHEDULE OF SECURITIES SOLD SHORT	14
STATEMENT OF ASSETS AND LIABILITIES	15
STATEMENT OF OPERATIONS	16
STATEMENTS OF CHANGES IN NET ASSETS	17
FINANCIAL HIGHLIGHTS	18
NOTES TO FINANCIAL STATEMENTS	20
NOTICE OF PRIVACY POLICY & PRACTICES	30
ADDITIONAL INFORMATION	31

Dear Shareholder,

Performance

For the six months ended 8/31/2018, the CrossingBridge Long/Short Credit Fund (the “Fund”) returned 0.56%. The ICE BofAML HY Master II Index was up 2.23% while the Bloomberg Barclays U.S. Aggregate Total Return Bond Index returned 1.15%. The Fund’s gross and net exposures were 75.1% and 58.0%, respectively, at the end of our fiscal first half (excluding 12.8% long exposure to commercial paper). These exposures compare to the gross and net exposures of 68.1% and 48.3%, respectively, at the end of Fund’s fiscal year (2/28/2018).

Market Commentary

The aging bull market, now in its tenth year, is showing signs of fatigue in 2018.  Equity markets have attempted breakout rallies three times since year end 2017 only to be thwarted by impending trade wars, rate hikes and political uncertainty mainly focused on upcoming midterm elections.  Offsetting these concerns is a fairly robust economy with accelerating GDP growth amid rising employment and benign wage and pricing pressures.   Of course, it is difficult to calculate whether or when the stimulative impact of tax cuts will be more than offset by dramatic increases in budget deficits at this late stage of the cycle. Further, a flattening yield curve has sparked debate on whether the curve is set to invert and possibly signal an impending recession over the next year or so. These tensions appear to have produced a stalemate in the equity markets with the broad equity indices relatively flat through the second quarter.  It should be noted, however, that the tech heavy Nasdaq Composite was up a robust 18.3% year-to-date.

Similar to the equity markets, corporate credit performance has been quite muted so far this year. The JP Morgan Domestic High Yield Index closed the end of August 2018 at a spread of 387 basis points (bps) over treasuries, tighter by 17 bps versus year end 20171. However, this index has returned only 1.98% in the first eight months of 2018 as treasury declines, due to realized and expected future rate hikes, pressured pricing in the high yield markets.  Of note, the investment grade markets have performed considerably worse this year, with the JPM Investment Grade Index returning -2.2% through August 2018.  During the first half of the calendar year, spreads in investment grade had widened by about 32bps, representing the most dramatic first half widening of the past decade.  Some explanations for this disparity between investment grade and high yield include the longer duration of investment grade, greatly reduced foreign purchases and the high volume of new issuance that needed to be priced with additional concessions for the buyers.

Portfolio Construction

As of 8/31/2018, our long credit book consisted of 31 individual positions across a diversified set of industry groups.  The average issue size of individual bonds in our portfolio was $1,038 million, signifying a relatively liquid portfolio, in our estimation. We had six shorts in the book at 8.6% exposure. The average current yield of our long bond book was about 6.4%.  We held 12.8% of the portfolio in ultra-short term commercial paper yielding about 2.5% (our one-month commercial paper was yielding only about 1.7% at year end 2017). Duration of the portfolio was 1.37 years, considerably below the duration of the JP Morgan Domestic High Yield Index’s 3.87 years.  We note that the duration of our short book was 4.94 years, considerably longer than that of the long book.  Given expectations for further rate hikes, part of our strategy this year is to run a longer duration short book against a much shorter duration long book.
____________

[1]	Source: J.P. Morgan High Yield and Leveraged Loan Research dated September 4, 2018

Portfolio Highlights

During the Fund’s fiscal first half, the Fund returned 0.56%, with price declines in our long book largely offsetting coupon income. Over half of these price declines are related to one distressed position of an issuer in the coal industry.  We had written up this position in our 3Q17 quarterly investor letter.  Since that time, the company had unexpectedly lost material contracts which caused us to reassess our positive view.  We fully exited this position in June 2018.  Our short book lost about 20 bps during the fiscal half as negative carry of about 25 basis points more than offset principal gains of about 5 basis points.

Medical Device Manufacturer:

In early March 2018 we initiated a long position in two tranches of bonds of a medical device manufacturer owned by one of the largest private equity groups in the world. The company’s devices are focused on orthopedic bracing, surgical implants, hot and cold therapy, vascular therapy systems, electrical stimulators and physical therapy products.  The company has been operating with elevated debt leverage since 2007 (8x-10x), having doubled in size through a leveraged merger going into the great recession of 2008.  However, with low capital expenditures and steady operations, the company continued on a moderate growth trajectory executing some tuck in acquisitions along the way.  In March 2017, the company announced a large-scale business transformation plan to enhance liquidity and profitability mainly through streamlining operations and discontinuing unprofitable products.  When the company announced its 2017 year end results in March 2018, we immediately began to accumulate positions in 2nd lien and 3rd lien bonds as the transformation plan appeared to be taking hold.  Fourth quarter 2017 EBITDA grew by 35.4% sending debt leverage from 10.1x for full year 2016 down to a still too high 8.0x in 2017.  We reasoned that this strong momentum would allow the company to refinance its high coupon debt either this year or next since its next maturity is in early 2020.  We currently own a 2.0% position in the company’s 10.75% 3rd lien notes due 4/15/20 purchased at 98.05 and currently trading at 98.5 and a 2.2% position in the 8.125% 2nd lien notes due 6/15/21 purchased at 100.875 and currently trading at 102.  Given the high coupons and short maturities, particularly of the 3rd lien notes, these positions have actually appreciated in a declining high yield market since our purchases.

Satellite Radio:

We began purchasing the bonds of the largest satellite radio company back in December 2016 and increased our position to a near full size of 5.1% in the second quarter of 2018.  At this very late stage of the economic cycle, we are attracted to the company’s recurring and relatively low-priced subscription model which we believe is recession resistant.  Their real estate within the automobile should also provide opportunities for enhanced offerings in the future.  Further, the current wave of media mega-mergers (ATT/Time Warner, Disney and Comcast battle for Fox, Comcast bid for Sky) could provide a positive catalyst for this company to be bought out by an investment grade media/telecom giant.

Conclusion

We believe we are in the latter stages of the current economic upcycle which has entered its 10th year.  At this stage, capital preservation is key as we seek to benefit from the remaining bull market while preparing our portfolio for an eventual shift to a short bias.  Our strategy for the past two years has been to dramatically shorten the duration of our long book to hedge against interest rate risk amid the current Fed rate hiking regime, while offsetting this with a longer duration short book.  We appreciate that it can be frustrating to stay the course with a strategy that brings low volatility and muted returns over the short term.  We contend that this is precisely what must happen during the quarters leading up to a potential significant market shift.  Anyone who was caught fully invested long just before the last major downturn in 2008 would likely not have been able to reverse direction quickly enough to thwart major portfolio losses.  We believe that our current positioning gives us a very high degree of flexibility to shift meaningfully short quickly while also preserving the ability to generate positive returns on our net positioning during this period of transition.

We would like to conclude with a repetition of some of our commentary from our year end 2017 letter warning of competing cross-currents in the market environment: As global equity markets appear to be reaching the frenzy stage and high yield spreads push past their absolute tights of the past decade, we approach 2018 with more caution than appears warranted by underlying economic fundamentals.  We do believe that the global economy will continue to grow with relative strength for the next few quarters, but with further rate hikes looming and high yield priced near perfection, it will not take much to ignite a retreat.  Some potential catalysts on the horizon include: midterm elections which could derail Republican majorities in either or both chambers, a spike in inflation causing further interest rate volatility, potential negative revelations from the Mueller investigation and the typical array of potential geopolitical crises emanating from the usual suspects (Mideast, North Korea, Russia, etc).  We are not predicting crisis this year, but are instead laser focused on the opportunities presented by asymmetry in the high yield credit markets, which, unlike equities, can never have unlimited upside.

We would be happy to address any questions from our existing and prospective investors.

Sincerely,

Oren Cohen
Portfolio Manager, CrossingBridge Long/Short Credit Fund

Opinions expressed are subject to change at any time, are not guaranteed and should not be considered investment advice.

Fund Holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security.

The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. The statutory and summary prospectus contain this and other important information about the investment company, and it may be obtained by calling 1-888-898-2780 or clicking here: https://www.crossingbridgefunds.com/assets/long-short/CrossingBridge_LS_Prospectus.pdf and https://www.crossingbridgefunds.com/assets/long-short/CrossingBridge_LS_SummaryProspectus.pdf.  Read them carefully before investing.

Mutual fund investing involves risk. Principal loss is possible. Investments in foreign securities involve greater volatility and political, economic and currency risks and differences in accounting methods. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investment in lower-rated and non-rated securities presents a greater risk of loss to principal and interest than higher-rated securities. The fund may make short sales of securities, which involves the risk that losses may exceed the original amount invested. Because the Fund may invest in exchange-traded funds (“ETFs”) and exchange-traded notes (“ETNs”), they are subject to additional risks that do not apply to conventional mutual funds, including the risks that the market price of an ETF’s and ETN’s shares may trade at a discount to its net asset value (“NAV”), an active secondary trading market may not develop or be maintained, or trading may be halted by the exchange in which they trade, which may impact a Fund’s ability to sell its shares. The value of ETN’s may be influenced by the level of supply and demand for the ETN, volatility and lack of liquidity. The Fund may invest in derivative securities, which derive their performance from the performance of an underlying asset, index, interest rate or currency exchange rate. Derivatives can be volatile and involve various types and degrees of risks, and, depending upon the characteristics of a particular derivative, suddenly can become illiquid. Investments in asset-backed, mortgage-backed, and collateralized mortgage-backed securities include additional risks that investors should be aware of such as credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments. The Fund is non-diversified meaning it may concentrate its assets in fewer individual holdings than a diversified fund. Absolute return strategies are not intended to outperform stocks and bonds during strong market rallies.

Diversification does not assure a profit nor protect against loss in a declining market.

Distributor: Quasar Distributors, LLC.

1 Definitions: The ICE BofAML HY Master II Index tracks the performance of US dollar denominated below investment grade rated corporate debt publicly issued in the US domestic market. The Bloomberg Barclays U.S. Aggregate Total Return Bond Index is a broad base index that is often used to represent investment grade bonds being traded in the United States. The Index is a market capitalization-weighted index, meaning the securities in the index are weighted according to the market size of each bond type. Most U.S. traded investment grade bonds are represented. Municipal bonds, and Treasury Inflation-Protected Securities are excluded, due to tax treatment issues. The Index includes Treasury securities, Government agency bonds, Mortgage-backed bonds, Corporate bonds, and a small amount of foreign bonds traded in the U.S. The NASDAQ Composite is a stock market index of the common stocks and similar securities listed on the NASDAQ stock market. The JP Morgan Domestic High Yield Index is designed to mirror the investable universe of the US dollar domestic high-yield corporate debt market, including issues of US and Canadian domiciled issuers.  Bonds from issuers with an emerging markets country of risk, based on Barclays EM country definition, are excluded. The S&P 500 Index is a broad-based measurement of changes in stock market conditions based on a capitalization-weighted average of 500 leading companies representing all major industries in the U.S. economy.  The JP Morgan Investment Grade Index is designed to provide a broad measure of the performance of the most liquid securities in the investment grade bond market. A basis point is a common unit of measure for interest rates and other percentages in finance. One basis point is equal to 1/100th of 1%, or 0.01% (0.0001). Put another way, a 1% change = 100 basis points, and 0.01% = 1 basis point. Duration is a measure of the sensitivity of the price of a bond to a change in interest rates. Duration is expressed as a number of years. Rising interest rates mean falling bond prices, while declining interest rates mean rising bond prices. EBITDA is a measure of a company’s operating performance that shows earnings before interest, tax, depreciation and amortization.

It is not possible to invest directly in an index.

Credit ratings are published by credit rating agencies – S&P, Moody’s – and used by investment professionals to assess the likelihood the debt will be repaid. The ratings are generally expressed as a scale from AAA to D, where higher-rated bonds are in the A’s and lower-rated in the C’s. Any bond rated BBB or higher is considered investment grade debt.

CROSSINGBRIDGE LONG/SHORT CREDIT FUND
Expense Example
(Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, shareholder servicing fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund, and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (3/1/18 – 8/31/18).

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Fund’s transfer agent. IRA accounts will be charged a $15.00 annual maintenance fee. To the extent the Fund invests in shares of exchange-traded funds or other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the example. The example includes, but is not limited to, management fees, fund administration and accounting, custody and transfer agent fees. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

CROSSINGBRIDGE LONG/SHORT CREDIT FUND
Expense Example (Continued)
(Unaudited)

	Institutional Class
	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	3/1/18	8/31/18	3/1/18 – 8/31/18*
Actual	$1,000.00	$1,005.60	$10.51
Hypothetical (5% return
before expenses)	$1,000.00	$1,014.72	$10.56

*	Expenses are equal to the Fund’s annualized expense ratio of 2.08%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

CROSSINGBRIDGE LONG/SHORT CREDIT FUND
Investment Highlights
(Unaudited)

The Fund seeks absolute total returns over a complete market cycle. The Adviser believes that the Fund’s investment objective of seeking absolute total returns over a complete market cycle, typically three to five years, can be achieved primarily through a portfolio of long and short investments in credit-related instruments. The allocation of portfolio holdings as of August 31, 2018 is as follows:

Allocation of Portfolio Holdings
(as a percentage of net assets)

Average Annual Returns as of August 31, 2018

	One	Three	Since Inception
	Year	Year	(2/27/15)
Institutional Class Shares	0.81%	2.03%	2.05%
Bloomberg Barclays U.S. Aggregate
Total Return Bond Index	(1.05)%	1.76%	1.30%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 1-888-898-2780.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total returns would be reduced.

CROSSINGBRIDGE LONG/SHORT CREDIT FUND
Investment Highlights (Continued)
(Unaudited)

The returns shown assume reinvestment of Fund distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The following graph illustrates performance of a hypothetical investment made in the Fund and a broad-based securities index on the Fund’s inception date. The graph does not reflect any future performance.

The Bloomberg Barclays U.S. Aggregate Total Return Bond Index is a broad-based index that is often used to represent investment grade bonds being traded in the United States.  The Bloomberg Barclays U.S. Aggregate Total Return Bond Index is a market capitalization-weighted index, meaning the securities in the index are weighted according to the market size of each bond type.  Most U.S. traded investment grade bonds are represented.  Municipal bonds and Treasury Inflation-Protected Securities are excluded, due to tax treatment issues.  The Bloomberg Barclays U.S. Aggregate Total Return Bond Index includes Treasury securities, Government agency bonds, mortgage-backed bonds, corporate bonds, and a small amount of foreign bonds traded in the United States.

Growth of $1,000,000 Investment

*	Inception Date

CROSSINGBRIDGE LONG/SHORT CREDIT FUND

Schedule of Investments

August 31, 2018 (Unaudited)

	Principal
	Amount	Value
BANK LOANS – 1.48%
BI-LO LLC
10.334%% (1 Month US LIBOR + 7.500%), 05/31/2024 (a)	$765,000	$750,656
Fram Group Holdings, Inc.
8.826% (1 Month US LIBOR + 6.750%), 12/23/2021 (a)	627,471	635,315
TOTAL BANK LOANS (Cost $1,353,385)		1,385,971

COMMERCIAL PAPER – 12.79%
Campbell Soup Co.
2.544%, 10/15/2018 (b)	5,000,000	4,985,500
General Motors Financial Co., Inc.
2.570%, 10/01/2018 (b)	7,000,000	6,984,696
TOTAL COMMERCIAL PAPER (Cost $11,970,322)		11,970,196

CORPORATE BONDS – 63.76%

Accommodation – 5.47%
MGM Resorts International
8.625%, 02/01/2019	5,000,000	5,123,000

Broadcasting (except Internet) – 5.28%
Salem Media Group, Inc.
6.750%, 06/01/2024 (c)	193,000	172,735
Sirius XM Radio, Inc.
3.875%, 08/01/2022 (c)	1,750,000	1,725,850
6.000%, 07/15/2024 (c)	1,000,000	1,041,600
5.375%, 07/15/2026 (c)	2,000,000	2,000,000
		4,940,185
Chemical Manufacturing – 4.75%
Hexion, Inc.
10.000%, 04/15/2020	710,000	705,562
10.375%, 02/01/2022 (c)	2,500,000	2,472,575
Kraton Polymers LLC
7.000%, 04/15/2025 (c)	260,000	269,425
NOVA Chemicals Corp.
5.250%, 06/01/2027 (c)(d)	1,046,000	996,315
		4,443,877
Fabricated Metal Product Manufacturing – 3.16%
Mueller Industries, Inc.
6.000%, 03/01/2027	3,000,000	2,955,000

The accompanying notes are an integral part of these financial statements.

CROSSINGBRIDGE LONG/SHORT CREDIT FUND

Schedule of Investments (Continued)

August 31, 2018 (Unaudited)

	Principal
	Amount	Value
CORPORATE BONDS – 63.76% (Continued)

Hospitals – 3.34%
Tenet Healthcare Corp.
8.125%, 04/01/2022	$2,000,000	$2,120,000
6.750%, 06/15/2023	1,000,000	1,003,750
		3,123,750
Miscellaneous Manufacturing – 8.45%
DJO Finance Corp.
10.750%, 04/15/2020	1,890,000	1,894,725
8.125%, 06/15/2021 (c)	2,000,000	2,075,600
Teva Pharmaceutical Finance Netherlands III BV
1.700%, 07/19/2019 (d)	4,000,000	3,933,220
		7,903,545
Motion Picture and Sound Recording Industries – 0.15%
Netflix, Inc.
4.875%, 04/15/2028 (c)	150,000	142,312

Paper Manufacturing – 4.06%
Reynolds Group Issuer, Inc.
5.750%, 10/15/2020	3,785,335	3,794,798

Plastics and Rubber Products Manufacturing – 1.03%
FXI Holdings, Inc.
7.875%, 11/01/2024 (c)	1,000,000	966,250

Professional, Scientific, and Technical Services – 3.40%
Nielsen Finance LLC
4.500%, 10/01/2020	3,180,000	3,180,000

Publishing Industries (except Internet) – 5.53%
ACI Worldwide, Inc.
6.375%, 08/15/2020 (c)	2,000,000	2,000,000
Lee Enterprises, Inc.
9.500%, 03/15/2022 (c)	3,037,000	3,171,509
		5,171,509
Telecommunications – 14.76%
Cequel Communications Holdings I LLC
5.125%, 12/15/2021 (c)	2,000,000	2,010,000
HC2 Holdings, Inc.
11.000%, 12/01/2019 (c)	3,343,000	3,393,145

The accompanying notes are an integral part of these financial statements.

CROSSINGBRIDGE LONG/SHORT CREDIT FUND

Schedule of Investments (Continued)

August 31, 2018 (Unaudited)

	Principal
	Amount	Value
CORPORATE BONDS – 63.76% (Continued)

Telecommunications – 14.76% (Continued)
Sprint Communications, Inc.
9.000%, 11/15/2018 (c)	$5,985,000	$6,059,813
Sprint Corp.
7.250%, 09/15/2021	2,230,000	2,343,596
		13,806,554
Transportation Equipment Manufacturing – 2.65%
American Axle & Manufacturing, Inc.
6.500%, 04/01/2027	2,500,000	2,484,375

Utilities – 1.73%
Vistra Energy Corp.
7.375%, 11/01/2022	1,548,000	1,615,725
TOTAL CORPORATE BONDS (Cost $59,637,745)		59,650,880

	Shares
MONEY MARKET FUNDS – 17.80%
Fidelity Institutional Money Market Funds –
Government Portfolio – Institutional Class, 1.820% (e)(f)	7,200,000	7,200,000
First American Government
Obligations Fund – Class X, 1.839% (f)	4,727,766	4,727,766
First American Treasury Obligations Fund – Class X, 1.859% (f)	4,727,766	4,727,766
TOTAL MONEY MARKET FUNDS (Cost $16,655,532)		16,655,532
Total Investments (Cost $89,616,984) – 95.83%		89,662,579
Other Assets in Excess of Liabilities – 4.17%		3,897,158
TOTAL NET ASSETS – 100.00%		$93,559,737

Percentages are stated as a percent of net assets.

(a)	Variable rate security. The rate shown is as of August 31, 2018.
(b)	Zero coupon bond. The effective yield is listed.
(c)	Securities issued pursuant to Rule 144A under the Securities Act of 1933 and Regulation S under the Securities Act of 1933.
(d)	Foreign issued security.
(e)	All or a portion of this security is pledged as collateral for securities sold short.
(f)	Seven day yield as of August 31, 2018.

The accompanying notes are an integral part of these financial statements.

CROSSINGBRIDGE LONG/SHORT CREDIT FUND

Schedule of Securities Sold Short

August 31, 2018 (Unaudited)

	Principal
	Amount	Value
SECURITIES SOLD SHORT – (8.37)%

Cable and Other Subscription Programming – (2.08)%
CSC Holdings LLC
5.250%, 06/01/2024	$(2,000,000)	$(1,945,000)

Clothing Stores – (1.07)%
L Brands, Inc.
5.625%, 10/15/2023 (a)	(1,000,000)	(1,005,000)

General Medical and Surgical Hospitals – (1.07)%
Quorum Health Corp.
11.625%, 04/15/2023	(1,000,000)	(1,000,000)

Grain and Oilseed Milling – (2.95)%
Post Holdings, Inc.
5.500%, 03/01/2025 (a)	(993,000)	(993,000)
5.750%, 03/01/2027 (a)	(1,780,000)	(1,762,200)
		(2,755,200)
Semiconductor and Other Electronic
Component Manufacturing – (1.20)%
Advanced Micro Devices, Inc.
7.500%, 08/15/2022	(1,000,000)	(1,125,000)
TOTAL CORPORATE BONDS		(7,830,200)
TOTAL SECURITIES SOLD SHORT (Proceeds $8,115,047)		$(7,830,200)

(a)	Securities issued pursuant to Rule 144A under the Securities Act of 1933 and Regulation S under the Securities Act of 1933.

The accompanying notes are an integral part of these financial statements.

CROSSINGBRIDGE LONG/SHORT CREDIT FUND

Statement of Assets and Liabilities

August 31, 2018 (Unaudited)

ASSETS
Investments, at value (cost $89,616,984)	$89,662,579
Cash	3,056,257
Receivables:
Investments sold	256,701
Fund shares sold	79,556
Dividends and interest	1,211,394
Deposits for securities sold short (Note 2)	7,476,876
Other assets	25,561
TOTAL ASSETS	101,768,924
LIABILITIES
Short securities, at value (premiums received $8,115,047)	7,830,200
Payables:
To Advisor	69,700
To affiliates	42,347
Dividends and interest on short positions	173,232
Fund shares redeemed	27,021
Shareholder service fees	33,571
Accrued expenses and other liabilities	33,116
TOTAL LIABILITIES	8,209,187
NET ASSETS	$93,559,737
Net assets consist of:
Paid-in capital	$95,845,576
Accumulated net investment income	409,998
Accumulated net realized loss	(3,026,279)
Net unrealized appreciation on:
Investments	45,595
Securities sold short	284,847
NET ASSETS	$93,559,737
INSTITUTIONAL CLASS:
Net assets	$93,559,737
Shares of beneficial interest outstanding (unlimited
number of shares authorized, $0.001 par value)	9,616,222
Net asset value, offering, and redemption price per share	$9.73

The accompanying notes are an integral part of these financial statements.

CROSSINGBRIDGE LONG/SHORT CREDIT FUND

Statement of Operations

For the Six Months Ended August 31, 2018 (Unaudited)

INVESTMENT INCOME
Interest income	$2,056,318
TOTAL INVESTMENT INCOME	2,056,318
EXPENSES
Management fees	631,891
Broker expense	223,053
Interest expense	112,570
Shareholder servicing fees – Institutional Class	48,727
Administration and accounting fees	46,838
Transfer agent fees and expenses	24,300
Legal fees	19,447
Audit and tax fees	16,836
Federal and state registration fees	16,781
Custody fees	10,308
Reports to shareholders	9,124
Pricing fees	5,981
Chief Compliance Officer fees and expenses	5,583
Trustees’ fees and related expenses	2,024
Distribution fees – Class A	685
Other expenses	6,053
TOTAL EXPENSES	1,180,201
Less waivers and reimbursement by Adviser (Note 4)	(163,534)
NET EXPENSES	1,016,667
NET INVESTMENT INCOME	1,039,651
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss on:
Investments	(1,550,466)
Securities sold short	(27,790)
(1,578,256)
Net change in unrealized appreciation (depreciation) on:
Investments	1,101,663
Securities sold short	(7,361)
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	1,094,302
NET INCREASE IN NET ASSETS FROM OPERATIONS	$555,697

The accompanying notes are an integral part of these financial statements.

CROSSINGBRIDGE LONG/SHORT CREDIT FUND

Statements of Changes in Net Assets

	Six Months
	Ended
	August 31,	Year Ended
	2018	February 28,
	(Unaudited)	2018
FROM OPERATIONS
Net investment income	$1,039,651	$2,884,621
Net realized gain (loss) on:
Investments	(1,550,466)	(1,366,460)
Securities sold short	(27,790)	8,125
Net change in unrealized appreciation (depreciation) on:
Investments	1,101,663	(1,362,424)
Securities sold short	(7,361)	293,775
Net increase in net assets from operations	555,697	457,637

FROM DISTRIBUTIONS
Net investment income – Institutional Class	(946,877)	(2,959,357)
Net investment income – Class A	(3,604)	(40,253)
Net decrease in net assets resulting from distributions paid	(950,481)	(2,999,610)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold – Institutional Class	15,153,376	74,313,314
Proceeds from shares sold – Class A	20,618	184,730
Net asset value of shares issued to shareholders in
payment of distributions declared – Institutional Class	169,454	752,068
Net asset value of shares issued to shareholders in
payment of distributions declared – Class A	3,383	37,709
Payments for shares redeemed – Institutional Class	(29,712,065)	(42,524,896)
Payments for shares redeemed – Class A	(37,034)	(282,548)
Net asset value of shares converted into Institutional
Class from Class A (Note 1)	1,120,598	—
Net asset value of shares converted from Class A to
Institutional Class (Note 1)	(1,120,598)	—
Net increase (decrease) in net assets from
capital share transactions	(14,402,268)	32,480,377
TOTAL INCREASE (DECREASE) IN NET ASSETS	(14,797,569)	29,938,404

NET ASSETS:
Beginning of Period	108,356,789	78,418,385
End of Period	$93,559,737	$108,356,789
ACCUMULATED NET INVESTMENT INCOME	$409,998	$320,828

The accompanying notes are an integral part of these financial statements.

CROSSINGBRIDGE LONG/SHORT CREDIT FUND

Financial Highlights

Per Share Data for a Share Outstanding Throughout Each Period
Institutional Class

	Six Months
	Ended
	August 31,		Years Ended
	2018		February 28,		February 28,	February 29,
	(Unaudited)		2018		2017	2016(1)
Net Asset Value,
Beginning of Period	$9.77		$9.99		$9.54	$10.00

Income from investment operations:
Net investment income(2)	0.10		0.26		0.39	0.34
Net realized and unrealized
gain (loss) on investments(3)	(0.02)		(0.20)		0.41	(0.55)
Total from investment operations	0.08		0.06		0.80	(0.21)

Less distributions paid:
From net investment income	(0.12)		(0.28)		(0.33)	(0.22)
From net realized
gain on investments	—		—		(0.02)	(0.03)
Total distributions paid	(0.12)		(0.28)		(0.35)	(0.25)

Net Asset Value, End of Period	$9.73		$9.77		$9.99	$9.54

Total return(4)(5)	0.56%		0.64%		8.42%	(2.13)%

Supplemental Data and Ratios:
Net assets, end of period (000’s)	$93,559		$107,218		$77,183	$7,005

Ratio of expenses to average net assets:
Before waivers and reimbursements
of expenses(6)(7)	2.41%		2.18%		2.34%	5.94%
After waivers and reimbursements
of expenses(6)(8)	2.08	%(10)	1.88	%(11)	1.52%	2.00	%(9)
Ratio of net investment income (loss)
to average net assets:
Before waivers and reimbursements
of expenses(6)(12)	1.79%		2.39%		3.06%	(0.47)%
After waivers and reimbursements
of expenses(6)(12)	2.12%		2.69%		3.88%	3.47%
Portfolio turnover rate(5)(13)(14)	41.41%		116.13%		87.15%	93.12%

The accompanying notes are an integral part of these financial statements.

CROSSINGBRIDGE LONG/SHORT CREDIT FUND

(1)	The Fund became effective on February 25, 2015 and commenced investment operations on March 1, 2015.
(2)	Per share net investment income was calculated using average shares outstanding.
(3)
Realized gains and loss per share in the caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statement of Operations.

(4)	Total return in the table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(5)	Not annualized for periods less than one year.
(6)	Annualized for periods less than one year.
(7)
The before waivers and reimbursements of expenses excluding dividends, amortization and interest expense on short positions are 1.72%, 1.75%, 2.27%, and 5.84% for the six month period ended August 31, 2018, and the years ended February 28, 2018, February 28, 2017, and February 29, 2016, respectively.

(8)
The after waivers and reimbursements of expenses excluding dividends, amortization and interest expense on short positions are 1.39%, 1.45%, 1.45%, and 1.90% for the six month period ended August 31, 2018, and the years ended February 28, 2018, February 28, 2017, and February 29, 2016, respectively.

(9)	Effective January 28, 2016, the expense cap was decreased from 1.95% to 1.45%, excluding shareholder servicing fees of 0.10%.
(10)	Effective May 7, 2018, the expense cap was decreased from 1.35% to 1.25%, excluding shareholder servicing fees of 0.10%.
(11)	Effective June 28, 2017, the expense cap for Institutional shares was revised from 1.45% to 1.35% excluding shareholder servicing fees of 0.10%.
(12)	The net investment income/(loss) ratios include dividends, amortization and interest expense on short positions.
(13)	Consists of long-term investments only; excludes securities sold short.
(14)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

CROSSINGBRIDGE LONG/SHORT CREDIT FUND
Notes to Financial Statements
August 31, 2018 (Unaudited)

(1)	Organization

Trust for Professional Managers (the “Trust”) was organized as a Delaware statutory trust under a Declaration of Trust dated May 29, 2001.  The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.  The CrossingBridge Long/Short Credit Fund, formerly the Collins Long/Short Credit Fund (the “Fund”) represents a distinct non-diversified series with its own investment objective and policies within the Trust.  The investment objective of the Fund is absolute total returns over a complete market cycle.  The Trust may issue an unlimited number of shares of beneficial interest at $0.001 par value.  The assets of the Fund are segregated, and a shareholder’s interest is limited to the fund in which shares are held.  The Fund’s inception date was February 27, 2015 and it commenced investment operations on March 1, 2015.  Outstanding Class A shares were converted to Institutional Class shares effective at the end of the business day on May 31, 2018.  Costs incurred by the Fund in connection with the organization, registration and the initial public offering of shares were paid by the Fund’s investment adviser.  The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies.”

(2)	Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements.  These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

(a) Investment Valuation

Each security owned by the Fund that is listed on a securities exchange is valued at its last sale price on that exchange on the date as of which assets are valued.  Swap agreements, such as credit default swaps, interest rate swaps and currency swaps, are priced by an approved independent pricing service (“Pricing Service”).  Forward currency contracts are valued at the mean between the bid and asked prices by an approved Pricing Service.  Commodities futures contracts and options thereon traded on a commodities exchange or board of trade are valued at the last sale price at the close of trading.  Rights and warrants are valued at the last sale price at the close of the exchange on which the security is primarily traded.  Bank loans are valued at prices supplied by a Pricing Service, if available, and otherwise will be valued at the most recent bid quotations or evaluated prices, as applicable, based on quotations or prices obtained from one or more broker-dealers known to follow the issue.

If the security is listed on more than one exchange, the Fund will use the price of the exchange that the Fund generally considers to be the principal exchange on which the security is traded.  Portfolio securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”) will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price.  If there has been no sale on such exchange

CROSSINGBRIDGE LONG/SHORT CREDIT FUND
Notes to Financial Statements (Continued)
August 31, 2018 (Unaudited)

or on NASDAQ on such day, the security is valued at the mean between the most recent bid and asked prices on such day or the security shall be valued at the latest sales price on the “composite market” for the day such security is being valued.  The composite market is defined as a consolidation of the trade information provided by national securities and foreign exchanges and over-the-counter markets as published by a Pricing Service.

If market quotations are not readily available, a security or other asset will be valued at its fair value as determined under fair value pricing procedures approved by the Board of Trustees.  These fair value pricing procedures will also be used to price a security when corporate events, events in the securities market and/or world events cause the Adviser to believe that a security’s last sale price may not reflect its actual fair market value.  The intended effect of using fair value pricing procedures is to ensure that the Fund is accurately priced.  The Board of Trustees will regularly evaluate whether the Fund’s fair value pricing procedures continue to be appropriate in light of the specific circumstances of the Fund and the quality of prices obtained through the application of such procedures by the Trust’s valuation committee.

Foreign securities will be priced in their local currencies as of the close of their primary exchange or market or as of the time the Fund calculates its NAV, whichever is earlier.  Foreign securities, currencies and other assets denominated in foreign currencies are then translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar, as provided by an approved pricing service or reporting agency.  All assets denominated in foreign currencies will be converted into U.S. dollars using the applicable currency exchange rates as of the close of the New York Stock Exchange (“NYSE”), generally 4:00 p.m. Eastern Time.

Debt securities, including corporate bonds, bank loans, and short-term debt instruments having a maturity of 60 days or less, are valued at the mean in accordance with prices supplied by an approved Pricing Service.  Pricing Services may use various valuation methodologies such as the mean between the bid and the asked prices, matrix pricing and other analytical pricing models as well as market transactions and dealer quotations.  If a price is not available from a Pricing Service, the most recent quotation obtained from one or more broker-dealers known to follow the issue will be obtained.  Quotations will be valued at the mean between the bid and the offer.  Any discount or premium is accreted or amortized using constant yield method over the life of the security.

Money market funds, demand notes and repurchase agreements are valued at cost. If cost does not represent current market value the securities will be priced at fair value.

Redeemable securities issued by open-end, registered investment companies are valued at the NAVs of such companies for purchase and/or redemption orders placed on that day.  All exchange-traded funds are valued at the last reported sale price on the exchange on which the security is principally traded.

FASB Accounting Standards Codification, “Fair Value Measurements and Disclosures” Topic 820 (“ASC 820”), establishes an authoritative definition of fair value and sets out a hierarchy for measuring fair value.  ASC 820 requires an entity to evaluate certain factors

CROSSINGBRIDGE LONG/SHORT CREDIT FUND
Notes to Financial Statements (Continued)
August 31, 2018 (Unaudited)

to determine whether there has been a significant decrease in volume and level of activity for the security such that recent transactions and quoted prices may not be determinative of fair value and further analysis and adjustment may be necessary to estimate fair value.  ASC 820 also requires enhanced disclosure regarding the inputs and valuation techniques used to measure fair value in those instances as well as expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Quoted prices in active markets for identical securities.
Level 2 –	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Fund’s investments carried at fair value as of August 31, 2018:

	Level 1	Level 2	Level 3	Total
Assets(1):
Bank Loans	$—	$1,385,971	$—	$1,385,971
Corporate Bonds	—	59,650,880	—	59,650,880
Commercial Paper	—	11,970,196	—	11,970,196
Short-Term Investments	16,655,532	—	—	16,655,532
Total Assets	$16,655,532	$73,007,047	$—	$89,662,579

Liabilities:
Securities Sold Short
Corporate Bonds	$—	$(7,830,200)	$—	$(7,830,200)
Total Liabilities	$—	$(7,830,200)	$—	$(7,830,200)

(1)	See the Schedule of Investments for industry classifications

The Fund did not have any transfers between any levels for the six months ended August 31, 2018.

The Fund did not hold any Level 3 securities during the six months ended August 31, 2018.

The Fund did not invest in derivative securities or engage in hedging activities during the six months ended August 31, 2018.

(b)	Foreign Securities and Currency Transactions

Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation.  Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Fund does not isolate the portion of the results of operations from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held.  Realized foreign exchange gains or losses arising from sales of portfolio securities and sales and maturities of short-term securities are reported

CROSSINGBRIDGE LONG/SHORT CREDIT FUND
Notes to Financial Statements (Continued)
August 31, 2018 (Unaudited)

within realized gain (loss) on investments.  Net unrealized foreign exchange gains and losses arising from changes in the values of investments in securities from fluctuations in exchange rates are reported within unrealized gain (loss) on investments.

Investments in foreign securities entail certain risks.  There may be a possibility of nationalization or expropriation of assets, confiscatory taxation, political or financial instability, and diplomatic developments that could affect the value of the Fund’s investments in certain foreign countries.  Since foreign securities normally are denominated and traded in foreign currencies, the value of the Fund’s assets may be affected favorably or unfavorably by currency exchange rates, currency exchange control regulations, foreign withholding taxes, and restrictions or prohibitions on the repatriation of foreign currencies.  There may be less information publicly available about a foreign issuer than about a U.S. issuer, and foreign issuers are not generally subject to accounting, auditing, and financial reporting standards and practices comparable to those in the United States. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers.

(c)	Short Positions

The Fund may sell a security it does not own in anticipation of a decline in the fair value of that security.  When the Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale.  A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale.  For financial statement purposes, an amount equal to the settlement amount is included in the Statement of Assets and Liabilities as a liability.  The amount of the liability is subsequently marked-to-market to reflect the current value of the short positions.  Subsequent fluctuations in the market prices of the securities sold, but not yet purchased, may require purchasing the securities at prices which could differ from the amount reflected in the Statement of Assets and Liabilities.  The Fund is liable for any dividends or interest payable on securities while those securities are in a short position.  Such dividend amounts are recorded on the ex-dividend date as a dividend expense.  As collateral for its short positions, the Fund is required under the 1940 Act to maintain segregated assets consisting of cash, cash equivalents or liquid securities.  The segregated assets are valued consistent with Note 2a above.  The amount of segregated assets is required to be adjusted daily to reflect changes in the fair value of the securities sold short.  At August 31, 2018, the Fund had deposits at brokers of $7,476,876 which served as collateral for securities sold short.  A money market fund held in a segregated account was also pledged as collateral for securities sold short.  The Fund’s deposits at brokers for securities sold short are with Interactive Brokers.

(d)	Federal Income Taxes

The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as a regulated investment company and to make the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all or substantially all federal income taxes. Therefore, no federal income tax provision has been provided.

CROSSINGBRIDGE LONG/SHORT CREDIT FUND
Notes to Financial Statements (Continued)
August 31, 2018 (Unaudited)

As of and during the year ended February 28, 2018, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year ended February 28, 2018, the Fund did not incur any interest or penalties.

(e)	Distributions to Shareholders

In general, the Fund will distribute any net investment income and any net realized long- or short-term capital gains at least annually.  The Fund may make additional distributions if deemed to be desirable during the year.  Distributions from net realized gains for book purposes may include short-term capital gains.  All short-term capital gains are included in ordinary income for tax purposes.  Distributions to shareholders are recorded on the ex-dividend date.  The Fund may also pay a special distribution at the end of the calendar year to comply with federal tax requirements.

Treatment of income and capital gain distributions for federal income tax purposes may differ from GAAP, primarily due to timing differences in the recognition of income and gains and losses by the Fund.  To the extent that these differences are attributable to permanent book and tax accounting differences, they are reclassified in the components of net assets.

(f)	Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

(g)	Share Valuation

The NAV per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent.  The Fund’s shares will not be priced on the days on which the NYSE is closed for trading.

(h)	Allocation of Income, Expenses and Gains/Losses

Income, expenses (other than those deemed attributable to a specific share class), and gains and losses of the Fund are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of the net assets of the Fund.  Expenses deemed directly attributable to a class of shares are recorded by the specific class.  Most Fund expenses are allocated by class based on relative net assets.  Shareholder servicing fees are expensed up to 0.10% of average daily net assets of the Institutional Class shares.  Expenses associated with a specific fund in the Trust are charged to that fund.  Common Trust expenses are typically allocated evenly between the funds of the Trust, or by other equitable means.

CROSSINGBRIDGE LONG/SHORT CREDIT FUND
Notes to Financial Statements (Continued)
August 31, 2018 (Unaudited)

(i)	Other

Investment transactions are recorded on the trade date.  The Fund determines the gain or loss from investment transactions using the specific identification method for the best tax relief order by comparing the original cost of the security lot sold with the net sale proceeds.  Dividend income and expense are recognized on the ex-dividend date and interest income and expense are recognized on an accrual basis.  Withholding taxes on foreign dividends and interest, net of any reclaims, have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.  Any discount or premium on securities purchased are accreted or amortized over the expected life of the respective securities using the constant yield method.

(j)	Loan Participation

When purchasing participation interests in a loan, the Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. The Fund may enter into unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments represent a future obligation in full, even though a percentage of the notional loan amounts may not be utilized by the borrower. When investing in a loan participation agreement, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower. The Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a floating rate loan. In certain circumstances, the Fund may receive a penalty fee upon the prepayment of a floating rate loan by a borrower. Fees earned are recorded as a component of interest income or interest expense, respectively, on the Statement of Operations.

(3)	Federal Tax Matters

The tax character of distributions paid during the years ended February 28, 2017 and February 28, 2018 were as follows:

	February 28, 2018	February 28, 2017
Ordinary Income	$2,999,610	$1,131,233

As of February 28, 2018, the components of accumulated earnings on a tax basis were as follows:

Cost basis of investments for federal income tax purposes	$98,256,019
Gross tax unrealized appreciation	736,911
Gross tax unrealized depreciation	(1,573,104)
Total net tax unrealized appreciation on investments	$(836,193)
Undistributed ordinary income	320,828
Undistributed long-term capital gain	—
Total distributable earnings	$320,828
Other accumulated losses	(1,375,690)
Total accumulated earnings	$(1,891,055)

CROSSINGBRIDGE LONG/SHORT CREDIT FUND
Notes to Financial Statements (Continued)
August 31, 2018 (Unaudited)

At February 28, 2018, the Fund had short-term and long-term capital losses of $1,247,049 and $128,641, respectively, remaining which will be carried forward indefinitely to offset future realized gains. To the extent the Fund realizes future net capital gains, taxable distributions to its shareholders will be first offset by any unused capital loss carryovers from the year ended February 28, 2018.

GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended February 28, 2018, there were no reclassifications made for permanent tax differences on the Statement of Assets and Liabilities.

(4)	Investment Adviser

The Trust has an Investment Advisory Agreement (the “Agreement”) with CrossingBridge Advisors, LLC (the “Advisor”) to furnish investment advisory services to the Fund.  Under the terms of the Agreement, the Trust, on behalf of the Fund, compensates the Advisor for its investment advisory services at the annual rate of 1.25% of the Fund’s average daily net assets.

The Advisor has contractually agreed to waive its management fee and/or reimburse the Fund’s other expenses at least through May 7, 2020 to the extent necessary to ensure that the Fund’s total operating expenses (exclusive of front-end or contingent deferred sales loads, shareholder servicing plan fees, taxes, leverage (i.e., any expense incurred in connection with borrowings made by the Fund), interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividends or interest expenses on short positions, acquired fund fees and expenses and extraordinary items) do not exceed 1.25% (the “Expense Limitation Cap”) of the Fund’s average daily net assets of the Institutional Class.  Any such waiver or reimbursement is subject to later adjustment to allow the Advisor to recoup amounts waived or reimbursed within three years from the date such amount was waived or reimbursed, subject to the operating expense limitation agreement, if such reimbursements will not cause the Fund to exceed the lesser of: (1) the expense limitation in place at the time of the waiver; or (2) the expense limitation in place at the time of the recoupment.  The following table shows the remaining waiver or reimbursed expenses for the Fund subject to potential recovery expiring:

February 28, 2019	$114,286
February 29, 2020	$305,052
February 28, 2021	$325,317
August 31, 2021	$163,534

(5)	Distribution and Shareholder Servicing Plans

The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”), on behalf of the Fund, which authorizes it to pay Quasar Distributors, LLC (the “Distributor”) a distribution fee of 0.25% of the Fund’s average daily net assets of Class A shares for services to prospective Fund shareholders and distribution of Fund shares.

CROSSINGBRIDGE LONG/SHORT CREDIT FUND
Notes to Financial Statements (Continued)
August 31, 2018 (Unaudited)

The following table details the fees incurred pursuant to the 12b-1 Plan during the six months ended August 31, 2018, as well as the fees owed as of August 31, 2018.

	Fees Owed	Fees Incurred
Class A	$0	$685

The Trust adopted a shareholder servicing plan (the “Shareholder Servicing Plan”) on behalf of the Fund which authorizes it to pay up to 0.10% of the Fund’s average daily net assets attributable to Institutional Class shares to other financial institutions for shareholder servicing. The following table details the fees incurred for the Fund pursuant to the Shareholder Serving Plan during the six months ended August 31, 2018, as well as the fees owed as of August 31, 2018.

	Fees Owed	Fees Incurred
Institutional Class	$33,571	$48,727

(6)	Related Party Transactions

U.S. Bank Fund Services, LLC doing business as U.S. Bank Global Fund Services (“Fund Services”) acts as the Fund’s administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian, transfer agent and accountants; coordinates the preparation and payment of the Fund’s expenses and reviews the Fund’s expense accruals. Fees incurred for the six months ended August 31, 2018, and owed as of August 31, 2018, are as follows:

	Fees Owed	Fees Incurred
Fund Administration & Accounting	$20,638	$46,838

Fund Services also serves as the transfer agent to the Fund and provides pricing services to the Fund. U.S. Bank, N.A. (“US Bank”), an affiliate of Fund Services, serves as the Fund’s custodian. Fees incurred for the six months ended August 31, 2018, and owed as of August 31, 2018, are as follows:

	Fees Owed	Fees Incurred
Pricing Fees	$2,966	$5,981
Transfer Agency	$10,638	$24,300
Custody	$5,520	$10,308

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. The Distributor is an affiliate of Fund Services and US Bank. Certain officers of the Fund are also employees of Fund Services. A Trustee of the Trust is affiliated with Fund Services and US Bank. This same Trustee is an interested person of the Distributor.

CROSSINGBRIDGE LONG/SHORT CREDIT FUND
Notes to Financial Statements (Continued)
August 31, 2018 (Unaudited)

The Trust’s Chief Compliance Officer is also an employee of Fund Services. The Fund’s allocation of the Trust’s Chief Compliance Officer fee incurred for the six months ended August 31, 2018, and owed as of August 31, 2018, is as follows:

	Fees Owed	Fees Incurred
Chief Compliance Officer	$2,585	$5,583

The Fund also has a line of credit with US Bank (See footnote 10).

(7)	Capital Share Transactions

Transactions in shares of the Fund were as follows:

Class A
	Six Months Ended		Year Ended
	August 31, 2018		February 28, 2018
Shares sold	2,137		18,855
Shares reinvested	351		3,867
Shares redeemed	(3,835)		(28,927)
Shares converted into Institutional Class	(116,301	)(1)	—
Net Increase/(Decrease)	(117,648)		(6,205)

Institutional Class
	Six Months Ended		Year Ended
	August 31, 2018		February 28, 2018
Shares sold	1,559,094		7,511,984
Shares reinvested	17,474		76,607
Shares redeemed	(3,054,739)		(4,333,171)
Shares converted from Class A	115,312	(1)	—
Net Increase/(Decrease)	(1,362,859)		3,255,420

(1)	The outstanding Class A shares were converted to Institutional Class shares effective as of the close of business on May 31, 2018.

(8)	Investment Transactions

The aggregate purchases and sales of securities, excluding short-term investments and securities sold short for the Fund for the six months ended August 31, 2018, were $19,222,335 and $19,861,888, respectively.  There were no purchases or sales of U.S. government securities for the Fund.

(9)	Beneficial Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the 1940 Act.  At August 31, 2018, National Financial Services, LLC, Reliance Trust Co., and Band & Co. held 13.48%, 9.29%, and 68.16% of the Fund’s outstanding Institutional Class shares, respectively.

CROSSINGBRIDGE LONG/SHORT CREDIT FUND
Notes to Financial Statements (Continued)
August 31, 2018 (Unaudited)

(10)	Line of Credit

Effective August 10, 2018, the Fund had a line of credit in the amount of the lesser of $12,000,000, or 33.33% of the fair value of unencumbered assets, which matures on August 9, 2019. This unsecured line of credit is intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions. The credit facility is with the Fund’s custodian, US Bank.  Interest will be accrued at the prime rate (5.00% as of August 31, 2018).  During the six months ended August 31, 2018, the Fund did not utilize the line of credit.

(11)	Subsequent Event

On September 17, 2018 the Fund declared and paid a distribution of $479,959 to the Institutional Class shareholders of record on September 14, 2018.

(12)	Regulatory Updates

In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities.  The amendments in the ASU shorten the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date.  The ASU does not require an accounting change for securities held at a discount; which continues to be amortized to maturity.  The ASU is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018.  Management is currently evaluating the impact, if any, of applying this provision.

(13)	Results of Shareholder Meeting

A special meeting of shareholders of the Fund was held on May 7, 2018 at the offices of U.S. Bank Global Fund Services, 777 East Wisconsin Avenue, 10th Floor, Milwaukee, Wisconsin 53202, pursuant to notice given to all shareholders of the Fund at the close of business on March 15, 2018. At the special meeting shareholders were asked to approve the following:

To approve an Investment Advisory Agreement between the Adviser and the Trust on behalf of the Fund.

The tabulation of the shareholder votes rendered the following results:

Votes For	Votes Against	Abstained
7,513,124	2,572	2,651

CROSSINGBRIDGE LONG/SHORT CREDIT FUND
Notice of Privacy Policy & Practices

We collect non-public personal information about you from the following sources:

•	information we receive about you on applications or other forms;

•	information you give us orally; and

•	information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities.  We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Fund.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility.  All shareholder records will be disposed of in accordance with applicable law.  We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

CROSSINGBRIDGE LONG/SHORT CREDIT FUND
Additional Information
(Unaudited)

Tax Information

For the year ended February 28, 2018, 0.00% of taxable ordinary income distributions were designated as short-term capital gain distribution under the Internal Revenue Code Section 871(k).

Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund.  In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties.  The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.  However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Information about Trustees

The business and affairs of the Trust are managed under the direction of the Board of Trustees. Information pertaining to the Trustees of the Trust is set forth below. The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 1-888-898-2780.

Other
Directorships
			Number of		Held by
		Term of	Portfolios	Principal	Trustee
Name,	Position(s)	Office and	in Trust	Occupation(s)	During
Address and	Held with	Length of	Overseen	During the Past	the Past
Year of Birth	the Trust	Time Served	by Trustee	Five Years	Five Years
Independent Trustees
Michael D. Akers, Ph.D.	Trustee	Indefinite	30	Professor,	Independent
615 E. Michigan St.		Term; Since		Department	Trustee, USA
Milwaukee, WI 53202		August 22,		of Accounting,	MUTUALS
Year of Birth: 1955		2001		Marquette	(an open-end
				University (2004–	investment
				present); Chair,	company with
				Department of	three portfolios).
Accounting,
Marquette
University
(2004–2017).

Gary A. Drska	Trustee	Indefinite	30	Pilot,	Independent
615 E. Michigan St.		Term; Since		Frontier/Midwest	Trustee, USA
Milwaukee, WI 53202		August 22,		Airlines, Inc.	MUTUALS
Year of Birth: 1956		2001		(airline company)	(an open-end
				(1986–present).	investment
company with
three portfolios).

CROSSINGBRIDGE LONG/SHORT CREDIT FUND
Additional Information (Continued)
(Unaudited)

Other
Directorships
			Number of		Held by
		Term of	Portfolios	Principal	Trustee
Name,	Position(s)	Office and	in Trust	Occupation(s)	During
Address and	Held with	Length of	Overseen	During the Past	the Past
Year of Birth	the Trust	Time Served	by Trustee	Five Years	Five Years
Jonas B. Siegel	Trustee	Indefinite	30	Retired (2011–	Independent
615 E. Michigan St.		Term; Since		present);	Trustee,
Milwaukee, WI 53202		October 23,		Managing	Gottex Trust
Year of Birth: 1943		2009		Director, Chief	(an open-end
				Administrative	investment
				Officer (“CAO”)	company)
				and Chief	(2010–2016);
				Compliance	Independent
				Officer (“CCO”),	Manager,
				Granite Capital	Ramius IDF
				International	fund complex
				Group, L.P.	(two closed-end
				(an investment	investment
				management	companies)
				firm) (1994–	(2010–2015);
				2011).	Independent
Trustee, Gottex
Multi-Asset
Endowment
fund complex
(three closed-
end investment
companies)
(2010–2015);
Independent
Trustee, Gottex
Multi-
Alternatives
fund complex
(three closed-
end investment
companies)
(2010–2015).

CROSSINGBRIDGE LONG/SHORT CREDIT FUND
Additional Information (Continued)
(Unaudited)

Other
Directorships
			Number of		Held by
		Term of	Portfolios	Principal	Trustee
Name,	Position(s)	Office and	in Trust	Occupation(s)	During
Address and	Held with	Length of	Overseen	During the Past	the Past
Year of Birth	the Trust	Time Served	by Trustee	Five Years	Five Years
Interested Trustee and Officers
Joseph C. Neuberger*	Chairperson	Indefinite	30	President	Trustee, USA
615 E. Michigan St.	and	Term; Since		(2017–present);	MUTUALS
Milwaukee, WI 53202	Trustee	August 22,		Chief	(an open-end
Year of Birth: 1962		2001		Operating	investment
				Officer	company)
				(2016–present);	(2001–2018);
				Executive Vice	Trustee, Buffalo
				President, U.S.	Funds (an
				Bancorp Fund	open-end
				Services, LLC	investment
				(1994–2017).	company)
(2003–2017).

John P. Buckel	President	Indefinite	N/A	Vice President,	N/A
615 E. Michigan St.	and	Term; Since		U.S. Bancorp
Milwaukee, WI 53202	Principal	January 24,		Fund Services,
Year of Birth: 1957	Executive	2013		LLC (2004–
	Officer			present).

Jennifer A. Lima	Vice	Indefinite	N/A	Vice President,	N/A
615 E. Michigan St.	President,	Term; Since		U.S. Bancorp
Milwaukee, WI 53202	Treasurer	January 24,		Fund Services,
Year of Birth: 1974	and	2013		LLC (2002–
	Principal			present).
Financial
and
Accounting
Officer

CROSSINGBRIDGE LONG/SHORT CREDIT FUND
Additional Information (Continued)
(Unaudited)

Other
Directorships
			Number of		Held by
		Term of	Portfolios	Principal	Trustee
Name,	Position(s)	Office and	in Trust	Occupation(s)	During
Address and	Held with	Length of	Overseen	During the Past	the Past
Year of Birth	the Trust	Time Served	by Trustee	Five Years	Five Years
Elizabeth B. Scalf	Chief	Indefinite	N/A	Senior Vice	N/A
615 E. Michigan St.	Compliance	Term; Since		President, U.S.
Milwaukee, WI 53202	Officer,	July 1,		Bancorp Fund
Year of Birth: 1985	Vice	2017		Services, LLC
	President			(February 2017–
	and Anti-			present); Vice
	Money			President and
	Laundering			Assistant CCO,
	Officer			Heartland Advisors,
Inc. (December
2016–January
2017); Vice
President and CCO,
Heartland Group,
Inc. (May 2016–
November 2016);
Vice President,
CCO and Senior
Legal Counsel
(May 2016–
November 2016),
Assistant CCO
and Senior Legal
Counsel (January
2016–April 2016),
Senior Legal
and Compliance
Counsel
(2013–2015),
Heartland
Advisors, Inc.

Adam W. Smith	Secretary	Indefinite	N/A	Vice President,	N/A
615 E. Michigan St.		Term; Since		U.S. Bancorp
Milwaukee, WI 53202		May 29,		Fund Services,
Year of Birth: 1981		2015		LLC (2012–
present).

Cullen O. Small	Assistant	Indefinite	N/A	Assistant Vice	N/A
615 E. Michigan St.	Treasurer	Term; Since		President, U.S.
Milwaukee, WI 53202		January 22,		Bancorp Fund
Year of Birth: 1987		2015		Services, LLC
(2010–present).

CROSSINGBRIDGE LONG/SHORT CREDIT FUND
Additional Information (Continued)
(Unaudited)

Other
Directorships
			Number of	Held by
		Term of	Portfolios	Principal	Trustee
Name,	Position(s)	Office and	in Trust	Occupation(s)	During
Address and	Held with	Length of	Overseen	During the Past	the Past
Year of Birth	the Trust	Time Served	by Trustee	Five Years	Five Years
Kelly A. Burns	Assistant	Indefinite	N/A	Assistant Vice	N/A
615 E. Michigan St.	Treasurer	Term; Since		President, U.S.
Milwaukee, WI 53202		April 23,		Bancorp Fund
Year of Birth: 1987		2015		Services, LLC
(2011–present).

Melissa Aguinaga	Assistant	Indefinite	N/A	Assistant Vice	N/A
615 E. Michigan St.	Treasurer	Term; Since		President, U.S.
Milwaukee, WI 53202		July 1,		Bancorp Fund
Year of Birth: 1987		2015		Services, LLC
(2010–present).

Laura Carroll	Assistant	Indefinite	N/A	Assistant Vice	N/A
615 E. Michigan St.	Treasurer	Term; Since		President, U.S.
Milwaukee, WI 53202		August 20,		Bancorp Fund
Year of Birth: 1985		2018		Services, LLC
(2007–present).

*
 Mr. Neuberger is an “interested person” of the Trust as defined by the 1940 Act by virtue of the fact that he is a board member and an interested person of Quasar Distributors, LLC (the “Distributor”), the Fund’s principal underwriter.

 (This Page Intentionally Left Blank.)

A NOTE ON FORWARD LOOKING STATEMENTS (Unaudited)

Except for historical information contained in this report for the Fund, the matters discussed in this report may constitute forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. These include any adviser or portfolio manager predictions, assessments, analyses or outlooks for individual securities, industries, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for the Fund in the current Prospectus, other factors bearing on this report include the accuracy of the adviser’s or portfolio managers’ forecasts and predictions, and the appropriateness of the investment programs designed by the adviser or portfolio managers to implement their strategies efficiently and effectively. Any one or more of these factors, as well as other risks affecting the securities markets and investment instruments generally, could cause the actual results of the Fund to differ materially as compared to benchmarks associated with the Fund.

ADDITIONAL INFORMATION (Unaudited)

The Fund has adopted proxy voting policies and procedures that delegate to the Adviser the authority to vote proxies. A description of the Fund’s proxy voting policies and procedures is available without charge, upon request, by calling the Fund toll free at 1-888-898-2780. A description of these policies and procedures is also included in the Fund’s Statement of Additional Information, which is available on the SEC’s website at http://www.sec.gov.

The Fund’s proxy voting record for the most recent 12-month period ended June 30 is available without charge, upon request, by calling, toll free, 1-888-898-2780, or by accessing the SEC’s website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC four times each fiscal year at quarter-ends. The Fund files the schedule of portfolio holdings with the SEC on Form N-CSR (second and fourth quarters) and on Form N-Q (first and third quarters). Shareholders may view the Fund’s Forms N-CSR and N-Q on the SEC’s website at www.sec.gov. Forms N-CSR and N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

HOUSEHOLDING (Unaudited)

In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses and annual and semi-annual reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Fund reasonably believes are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-888-898-2780 to request individual copies of these documents. Once the Fund receives notice to stop householding, the Fund will begin sending individual copies 30 days after receiving your request. This policy does not apply to account statements.

CROSSINGBRIDGE LONG/SHORT CREDIT FUND

Investment Adviser	CrossingBridge Advisors, LLC
427 Bedford Road
Suite 230
Pleasantville, New York 10570

Legal Counsel	Godfrey & Kahn, S.C.
833 East Michigan Street, Suite 1800
Milwaukee, Wisconsin 53202

Independent Registered Public	Cohen & Company, Ltd.
Accounting Firm	1350 Euclid Avenue
Suite 800
Cleveland, Ohio 44115

Transfer Agent, Fund Accountant and	U.S. Bank Global Fund Services
Fund Administrator	615 East Michigan Street
Milwaukee, Wisconsin 53202

Custodian	U.S. Bank, N.A.
Custody Operations
1555 North River Center Drive
Milwaukee, Wisconsin 53212

Distributor	Quasar Distributors, LLC
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit.  A copy of the registrant’s Code of Ethics is incorporated by reference to the Registrant’s Form N-CSR filed on May 7, 2017.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant.  There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Trust for Professional Managers

By (Signature and Title)*    /s/John Buckel
John Buckel, President

Date    November 7, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/John Buckel
John Buckel, President

Date    November 7, 2018

By (Signature and Title)*    /s/Jennifer Lima
Jennifer Lima, Treasurer

Date    November 7, 2018

* Print the name and title of each signing officer under his or her signature.